UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------
                                    FORM 8-K
                                -----------------

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report: October 18, 2005

                           THERAGENICS CORPORATION(R)
               (Exact name of registrant as specified in charter)


        Delaware                     000-15443             58-1528626
(State of incorporation)     (Commission File Number)     (IRS Employer
                                                        Identification No.)

                           5203 Bristol Industrial Way
                              Buford, Georgia 30518

               (Address of principal executive offices / Zip Code)
                                 (770) 271-0233

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

        On October 18, 2005, Theragenics Corporation(R) (the "Company") issued a press release regarding its financial results for the quarter ended October 2, 2005. The Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

        The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.



                                   SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Theragenics Corporation(R)

                                         (Registrant)

                                         Dated: October 18, 2005

                                         By: /s/ M. Christine Jacobs
                                         -------------------------------
                                         M. Christine Jacobs
                                         Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.   Description
99.1          Press Release, dated October 18, 2005 of
              Theragenics Corporation(R).